EXHIBIT 10.49

               THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT (this "Third Amendment"), dated as of August 16, 1999, to the Credit Agreement, dated as of August 3, 1998, as amended to date ( the "Credit Agreement"), among WPI Group, Inc., WPI Electronics, Inc., WPI Magnetec, Inc., WPI Micro Palm, Inc., WPI Power Systems, Inc., WPI Oyster Termiflex, Inc., WPI Micro Processor Systems, Inc., WPI Decisionkey, Inc., WPI UK Holding, Inc., WPI UK Holding, II, Inc., WPI Oyster Terminals, Inc., WPI Husky Computers, Inc., and WPI Instruments, Inc., (collectively, the "Borrowers"), the various financial institutions parties hereto (collectively, the "Lenders") and Fleet Bank - NH, for itself, as Lender, and as Agent for Lenders pursuant to the Credit Agreement (the "Agent").

                           WITNESSETH:

     WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement, pursuant to which the Lenders made certain Loans to the Borrowers; and

     WHEREAS, the Borrowers, the Lenders and the Agent have agreed that certain amendments be made to the Credit Agreement, as further set forth below;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers, the Lenders and the Agent hereby agree as follows:

     SECTION 1. Definitions. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Third Amendment.

     SECTION 2. Amendment to Credit Agreement. Effective on the Third Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Section 2. Except as expressly so amended, the Credit Agreement shall continue in full force and effect in accordance with its terms.

     SECTION 2.1.  Amendment to Section 1.4 (Interest and
Applicable Margins).  Paragraph (a) of Section 1.4 of the Credit
Agreement captioned "Interest and Applicable Margins" is hereby amended to read in its entirety as follows:

     1.4.  Interest and Applicable Margins.

     (a) Borrowers shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time; (ii) with respect

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to Term Loan A, the Index Rate plus the Applicable Term Loan A
Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Term Loan A LIBOR Margin per annum; (iii) with respect to Term Loan B, the Index Rate plus the Applicable Term Loan B Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Term Loan B LIBOR Margin per annum; and (iv) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum.

     Commencing on the Third Amendment Effective Date
(hereinafter defined), the Applicable Margins shall be as follows:

       Applicable Revolver Index Margin        3.50%
       Applicable Revolver LIBOR Margin        4.75%
       Applicable Term Loan A Index Margin     3.50%
       Applicable Term Loan A LIBOR Margin     4.75%
       Applicable Term Loan B Index Margin     4.00%
       Applicable Term Loan B LIBOR Margin     5.25%
       Applicable Unused Line Fee Margin       0.50%

     The Applicable Margins will be adjusted (up or down) prospectively on a quarterly basis as determined by Borrowers' Total Debt to EBITDA Ratio, commencing with the first day of the first calendar month that occurs more than five (5) days after delivery of Borrowers' unaudited Financial Statements to Lenders for the first Fiscal Quarter during which Borrowers achieve a Total Debt to EBITDA Ratio of less than 3.75:1.0. Upon Borrowers achieving Total Debt to EBITDA Ratio of less than 3.75:1.0, adjustments in Applicable Margins will be determined by reference to the following grids:

     If the Total Debt to           Level of
            EBITDA             Applicable Margins:
          Ratio is:
       3 3.75                     Level I
       3 3.5, but < 3.75          Level II
       3 3.0, but < 3.5           Level III
       3 2.5, but < 3.0           Level IV
       < 2.5                      Level V

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                                  Applicable Margins
                                  ------------------
                           Level  Level  Level   Level   Level
                             I      II    III     IV       V
                           -----  -----  -----   -----   -----
Applicable Revolver         3.50%  1.25%  .875%   0.50%   0.25%
Index Margin
Applicable Revolver LIBOR   4.75%  2.50%  2.125%  1.75%   1.50%
Margin
Applicable Term Loan A      3.50%  1.25%  .875%   0.50%   0.25%
Index Margin

Applicable Term Loan A      4.75%  2.50%  2.125%  1.75%   1.50%
LIBOR Margin
Applicable Term Loan B      4.0%   1.75%  1.375%  1.25%   1.0%
Index Margin
Applicable Term Loan B      5.25%  3.0%   2.625%  2.50%   2.25%
LIBOR Margin
Applicable Unused Line Fee  0.50%  0.50%  0.50%   0.375%  0.375%
Margin

     All adjustments in the Applicable Margins after the Fiscal Quarter during which Borrowers' achieve a Total Debt to EBITDA Ratio of less than 3.75:1.0 will be implemented quarterly on a prospective basis, for each calendar month commencing at least five (5) days after the date of delivery to Lenders of the quarterly unaudited or annual audited (as applicable) Financial Statements of Borrowers evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower Representative shall deliver to Agent and Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default shall have occurred or be continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

     SECTION 2.2. Amendment to Definition of "Maximum Amount" set forth in Annex A to Credit Agreement (Definitions). The definition of "Maximum Amount" set forth in Annex A to Credit Agreement hereby amended to read in its entirety as follows:

          "Maximum Amount" shall mean an amount equal to Fourteen
          Million Eight Hundred Thousand Dollars
          ($14,800,000.00).

     SECTION 2.3. Amendment to Definition of "Borrowing Base" set forth in Annex A to Credit Agreement (Definitions). The definition of "Borrowing Base" set forth in Annex A to Credit Agreement hereby amended to read in its entirety as follows:

          "Borrowing Base" shall mean, as of any date of determination by Agent, from time to time, an amount equal to the sum of: (a) seventy-five percent (75%) of Eligible Accounts, less any Reserves established by Agent at such time, (b) twenty-five percent (25%) of the value of Eligible Inventory, valued on a first-in, first out basis (at the lower of cost or market) less any Reserves established by Agent at such time, and (c) one million nine hundred thousand dollars ($1,900,000.00) (the "Over Formula Amount"), which Over Formula Amount shall be subject to step down as follows: $1,000,000.00 on August 21, 1999; $750,000.00 on September 11, 1999; and $-0- on September 18, 1999.

     SECTION 2.4.  Amendment to Annex C (Section 4.1 (a) of
Credit Agreement) (Financial Statements and Projections -
Reporting). Paragraphs (l) and (m) are added to Annex C to the Credit Agreement to read in their entirety as follows:

          (l) Monthly Financials. To Agent and Lenders, monthly financial statements for the Borrowers, prepared on both a consolidated and individual business unit basis, by the fifteenth day of the month following the reported month, certified by the Chief Financial Officer of Borrower Representative, including (i) unaudited balance sheets as of the close of the reported month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such month, and (ii) unaudited statements of income and cash flow for such month.

          (m) Weekly Cash Flow Projections. To Agent and Lenders, weekly in conjunction with delivery to the Agent of the weekly Borrowing Base Certificate, rolling thirteen (13) week cash flow projections prepared by the Chief Financial Officer of Borrower Representative in form and detail reasonably satisfactory to Agent.

     SECTION 2.5. Amendment to Annex D (Section 4.1 (b) of Credit Agreement) (Collateral Reports). The Borrowing Base Certificate, including supporting detail and accompanying documentation, required pursuant to Paragraph (a)(i) of Annex D to the Credit Agreement, shall be delivered weekly by the Wednesday following the reported week rather than on a quarterly basis.

     SECTION 3. Financial Consultant to Lenders. Borrowers shall reimburse the Agent for all out of pocket expenses and fees incurred by the Agent in the retention by Agent's legal counsel of a financial consultant to review the operations, performances and asset values of the various business units within the

Borrowers, as well as Borrowers' financial projections. In addition, Borrowers shall cooperate with such consultant in conducting its review, to include without limitation access to the facilities, books and records of the Borrowers and the individual business units and the opportunity to interview officers and key employees of the Borrowers.

     SECTION 4. Detachable Warrants. In consideration of the Lenders' limited waiver of Borrowers' default in complying with their covenants respecting the (a) Total Debt to EBITDA Ratio for the twelve month periods ended March 28, 1999 and June 27, 1999, and (b) Minimum Fixed Charge Coverage Ratio for the twelve month period ended June 27, 1999, as set forth in the limited waiver executed this date as between the Agent and the Borrowers, in form attached hereto as Exhibit A (the "Limited Waiver"), and the accommodations afforded the Borrowers pursuant to this Third Amendment, WPI Group, Inc. shall grant to the Lenders detachable warrants to purchase in the aggregate 124,000 shares of its common stock at an exercise price of $2.75 per share, such warrants (the "Warrants") to be (a) exercisable at any time on or after the first anniversary of the Third Amendment Effective Date and prior to 5:00 p.m. Manchester, New Hampshire time on the tenth anniversary of such date, (b) in form attached hereto as Exhibit B, and (c) subject to certain registration rights set forth in the registration rights agreement to be executed by the Company and the Lenders, in the form attached hereto as Exhibit C (the "Registration Rights Agreement").

     SECTION 5. Effective Date. This Third Amendment shall become effective as of the date first above written (the "Third Amendment Effective Date") when each of the conditions precedent set forth in this Section 5 have been satisfied and thereafter shall be known, and may be referred to, as the "Third Amendment to Credit Agreement".

     SECTION 5.1. Execution of Counterparts. The Agent shall have received executed counterparts of this Third Amendment duly executed on behalf of the Borrowers and each of the Lenders.

     SECTION 5.2. Certified Board Resolutions. The Agent shall have received copies of resolutions duly adopted by the Boards of Directors of each of the Borrowers authorizing the execution and delivery of this Third Amendment by each of the Borrowers, and, in the case of WPI Group, Inc., issuance of the Warrants and execution and delivery of the Registration Rights Agreement, which copies shall have been certified by the Secretaries of each of the Borrowers as true and accurate, and the resolutions shall have been certified by such Secretaries as duly adopted, unamended and in full force and effect.

     SECTION 5.3. Limited Waiver. All conditions set forth in the Limited Waiver of near or even date, which must be satisfied for such Limited Waiver to take effect, shall have been satisfied.

     SECTION 5.4.  Detachable Warrants; Registration Rights
Agreement.  The Warrants, together with the Registration Rights
Agreement, shall have been executed and delivered by WPI Group, Inc. to the Agent, on behalf of the Lenders.

     SECTION 5.5. Amendment Fee. In consideration for the accommodations afforded the Borrowers pursuant to the Limited Waiver and this Third Amendment, and in addition to the restructuring fee payable to the Agent for its own account pursuant to a separate letter agreement, Borrowers shall have paid to the Agent a fee of $50,000 for the pro rata accounts of each of the Lenders.

     SECTION 6. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation of this Third Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

     SECTION 7. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. From and after the date on which this Third Amendment becomes effective, the terms "Agreement", "this Agreement", "Credit Agreement", "herein", "hereinafter", "hereto", and words of similar import used in the Credit Agreement or any Loan Document shall, unless the context otherwise requires, mean and refer to the Credit Agreement as amended hereby.

     SECTION 8.  Document Pursuant to Credit Agreement.  This
Third Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be governed in accordance with the terms thereof.

     SECTION 9. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 10. Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, and conditions of the Credit Agreement and each other Loan Document shall remain unchanged and shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrowers which would require the consent of the Lenders or the Agent under the Credit Agreement.

     SECTION 11. Release of Claims. In consideration for the accommodations afforded the Borrowers pursuant to this Third Amendment, the Borrowers waive and release any and all claims, actions and causes of action of every name and description, known or unknown, in law or in equity, which any of them has or may have against the Agent, any of the Lenders and/or any of the Agent's or Lenders' respective officers, directors, employees, agents, representatives, affiliates, successors and assigns, individually and/or collectively, from the beginning of time to this date, arising out of or otherwise relating to the Credit Agreement, the Loan Documents, the Obligations, the transactions contemplated in the Credit Agreement, and/or the negotiation, servicing or funding (or failure to fund) of the Loans.

     SECTION 12.  Governing Law.  THIS THIRD AMENDMENT SHALL BE
DEEMED TO BE A CONTRACT MADE UNDER AND BE GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF NEW HAMPSHIRE.

     SECTION 13. Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement.



                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  BORROWERS:

                                  WPI GROUP, INC.,
                                  WPI POWER SYSTEMS, INC.,
                                  WPI MAGNETEC, INC.,
                                  WPI ELECTRONICS, INC.,
                                  WPI OYSTER TERMIFLEX, INC.,
                                  WPI MICRO PALM, INC.,
                                  WPI MICRO PROCESSOR
                                  SYSTEMS, INC.,
                                  WPI DECISIONKEY, INC.,
                                  WPI UK HOLDING, INC.,
                                  WPI UK HOLDING II, INC.,
                                  WPI OYSTER TERMINALS, INC.,
                                  HUSKY COMPUTERS, INC., and
                                  WPI INSTRUMENTS, INC.


/s/ Timothy Whitab                By:/s/John W. Powers
------------------                   -----------------
Witness                              John W. Powers, for, on
                                     behalf of, and as Duly
                                     Authorized Officer or Agent of
                                     each of the above-named entities



                                  AGENT:

                                  FLEET BANK-NH, as Agent and as a
                                  Lender


/s/Curtis W. Little, Jr.          By:/s/Mark L. Young
------------------------             -----------------
Witness                               Mark L. Young
                                      Senior Vice President

                                   OTHER LENDERS:

                                   BANK OF NEW HAMPSHIRE


                                   By:/s/David D. McGraw
------------------------              ------------------
Witness                                 David D. McGraw
                                        Vice President

                                   SOVEREIGN BANK


                                   By:/s/Stephen P. Kanarian
-------------------------             ----------------------
Witness                                 Stephen P. Kanarian
                                        Senior Vice President


                                   BANKBOSTON, N.A.


                                   By:/s/Thomas D. Opie
--------------------------            ------------------
Witness                                 Thomas D. Opie
                                        Vice President

                                   KEY CORPORATE CAPITAL INC.


                                   By:/s/Alexander Strazzella
--------------------------            -----------------------
Witness                                 Alexander Strazzella
                                        Vice President

                            EXHIBIT A

                         LIMITED WAIVER


     LIMITED WAIVER executed August 16, 1999, effective as of March 28, 1999, (the "Limited Waiver") to the Credit Agreement, dated as of August 3, 1998, as amended to date (the "Credit Agreement"), among WPI Group, Inc., WPI Electronics, Inc., WPI Magnetec, Inc., WPI Micro Palm, Inc., WPI Power Systems, Inc., WPI Oyster Termiflex, Inc., WPI Micro Processor Systems, Inc., WPI Decisionkey, Inc., WPI UK Holding, Inc., WPI UK Holding, II, Inc., WPI Oyster Terminals, Inc., WPI Husky Computers, Inc., and WPI Instruments, Inc., (collectively, the "Borrowers"), the various financial institutions parties thereto (collectively, the "Lenders") and Fleet Bank - NH, for itself, as Lender, and as Agent for Lenders pursuant to the Credit Agreement (the "Agent").

     The Borrowers have requested that their compliance with (a) the "Total Debt to EBITDA Ratio" covenant for the twelve month periods ended March 28, 1999 and June 27, 1999, and (b) the "Minimum Fixed Charge Coverage Ratio" covenant for the twelve month period ended June 27, 1999, which covenants are set forth in Annex E (Section 6.10) of the Credit Agreement, be waived up to and until October 1, 1999 . The Borrowers acknowledge that failure to comply with such covenants for the foregoing twelve month periods constitutes Events of Default under the Credit Agreement (the "Specified Defaults"), and that such Specified Defaults are continuing and have not been previously waived. The Agent, on behalf of itself and the Lenders, has agreed to grant such limited waiver, but only on the specific terms and conditions set forth herein. Accordingly, the Borrowers and the Agent, on behalf of itself and the Lenders, hereby agree as follows:

     Section 1. Limited Waiver. Upon satisfaction of the conditions set forth in Section 4 below, the Lenders hereby waive up to and until October 1, 1999 compliance with the "Total Debt to EBITDA Ratio" and "Minimum Fixed Charge Coverage Ratio" covenants set forth in Annex E (Section 6.10) of the Credit Agreement for the twelve month periods ended March 28, 1999 and June 27, 1999 in the case of the "Total Debt to EBITDA Ratio", and for the twelve month period ended June 27, 1999 in the case of the "Minimum Fixed Charge Coverage Ratio". Such waiver is expressly limited to compliance with such covenants on March 28, 1999 and June 27, 1999 (the latter date only in the case of the "Minimum Fixed Charge Coverage Ratio"), and for the respective twelve month periods then ended; subject to the limited waiver set forth herein, such covenant , and all other covenants set forth in the Credit Agreement, shall remain unchanged, binding upon Borrowers and in full force and effect, subject to the provisions of the Third Amendment dated as of August 16, 1999 to the Credit Agreement (the "Third Amendment"). From and after October 1, 1999, the Specified Defaults shall be Events of Default for all purposes of the Credit Agreement and the other Loan Documents. The Agent and the Lenders expressly reserve all rights and remedies available to them (i) from and after October 1, 1999 as a result of the Specified Defaults and (ii) as a result of any Events of Default other than the Specified Defaults.

     Section 2. Default Rate. Commencing March 28, 1999, and continuing until the Third Amendment Effective Date (as defined in the Third Amendment), interest shall be accrued on the Loans at the Default Rate as provided in Section 1.4(d) of the Credit Agreement.

     Section 3. Third Amendment. The Borrowers and Lenders shall execute the Third Amendment amending the interest rate on the Loans, the Maximum Amount, the Borrowing Base and certain financial reporting requirements contained in Annex C and Annex D to the Credit Agreement, as well as providing for the issuance of certain stock warrants to the Lenders by WPI Group, Inc. and reimbursement of the fees of a financial consultant to be retained by legal counsel to the Agent in consideration for this Limited Waiver and the accommodations afforded the Borrowers pursuant to the Third Amendment.

     Section 4.  Conditions of Effectiveness.  This Limited
Waiver shall become effective, as of the date set forth above, upon satisfaction of the following pre-conditions:

     (a) the Agent shall have received executed counterparts (by facsimile or otherwise) of this Limited Waiver, duly executed by the Borrowers;

     (b) accrued interest on the Loans at the Default Rate for the period commencing March 28, 1999 and ending on the Third
Amendment Effective Date shall have been paid to the Agent; and

     (c) the Agent, the Lenders and the Borrowers shall have duly executed and delivered the Third Amendment, and the Borrowers shall have satisfied all of the conditions imposed upon them for such Third Amendment to become effective.

     Section 5. Counterparts. This Limited Waiver may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 6. Full Force and Effect. Except for the limited waiver herein of the Specified Defaults, the Credit Agreement, as amended by the Third Amendment, shall continue in full force and effect in accordance with the provisions thereof.

     Section 7. Expenses. The Borrowers shall pay all out-of-pocket expenses incurred by the Agent in connection with the preparation of this Limited Waiver.

     Section 8. Headings. The headings of this Limited Waiver are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 9. Capitalized Terms. Unless otherwise specified, capitalized terms used herein shall have the respective meanings assigned thereto in the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Limited Waiver as of the date first above written.

                                   THE BORROWERS:

                                   WPI GROUP, INC.,
                                   WPI POWER SYSTEMS, INC.,
                                   WPI MAGNETEC, INC.,
                                   WPI ELECTRONICS, INC.,
                                   WPI OYSTER TERMIFLEX, INC.,
                                   WPI MICRO PALM, INC.,
                                   WPI MICRO PROCESSOR
                                   SYSTEMS, INC.,
                                   WPI DECISIONKEY, INC.,
                                   WPI UK HOLDING, INC.,
                                   WPI UK HOLDING II, INC.,
                                   WPI OYSTER TERMINALS, INC.,
                                   HUSKY COMPUTERS, INC., and
                                   WPI INSTRUMENTS, INC.


------------------------------      By:------------------------
Witness                                John W. Powers, for, on
                                       behalf of, and as Duly
                                       Authorized Officer or Agent of
                                       each of the above-named entities

                                   THE AGENT:

                                   FLEET BANK - NH, as Agent for
                                   the Lenders



-------------------------------     By:-------------------------
   Witness                             Mark L. Young
                                       Senior Vice President

                            EXHIBIT B

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE  SECURITIES  REPRESENTED BY THIS WARRANT  ARE  SUBJECT  TO  A
REGISTRATION  RIGHTS AGREEMENT DATED AS OF AUGUST 16,  1999  (THE
"REGISTRATION AGREEMENT").  COPIES OF THE REGISTRATION  AGREEMENT
ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

No.                                         Right to Purchase
                                         Shares of Common Stock
                                                   of
                                             WPI GROUP, INC.

                         WPI GROUP, INC.

                  COMMON STOCK PURCHASE WARRANT

                                                  August 16, 1999

     WPI GROUP, INC., a New Hampshire corporation (the
"Company"), hereby certifies that, for value received,------------- or its assigns, as a Lender under the Credit Agreement dated as of August 3, 1998, as amended to date, (the "Credit Agreement") among the Company, certain of its subsidiaries, Fleet Bank - NH, as Agent for Lenders identified therein, and such Lenders, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 16, 2000 (subject to acceleration as hereinafter provided) (the "Initial Exerciseability Date") and before 5:00 p.m., Manchester, New Hampshire time, on August 16, 2009,---------- fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company, at a purchase price per share of $2.75 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Warrants evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Third Amendment dated as of August 16, 1999 to the Credit Agreement (the Credit Agreement, as amended by such Third Amendment, the "Agreement"), and subject to the Registration Agreement, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Registration Agreement, as provided therein. This Warrant is detachable from the obligations incurred by the Company pursuant to the Credit Agreement, and shall survive the satisfaction of such obligations.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include WPI Group, Inc., and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency) and
     (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d)The term "Warrant" means this Common Stock Purchase
   Warrant.

     1.   Exercise of Warrant.

          1.1 Full Exercise. This Warrant may be exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common
Stock for which this Warrant is then exercisable by the Purchase
Price then in effect.

        1.2 Partial Exercise. This Warrant may be exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase
Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying
(a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

        1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

        1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

        1.5 Net Issue Election. The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                           X = Y (A-B)
                                 A

where X =the number of shares to be issued to the holder pursuant to this Section 1.5.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.5.

         A =  the fair market value of one share of Common
              Stock, as determined in accordance with the provisions of this Section 1.5.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

          (a) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market on the last business day before the effective date of exercise of the net issue election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (a) above by the National Quotation Bureau Incorporated; and

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved.
     The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne by the Company. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

     1.6 Acceleration of Exercisability. Notwithstanding the Initial Exercise DateExercisability Date, the Warrant shall become exercisable on any earlier date that notices are sent to holders of shares of Common Stock as contemplated in Section 8 with respect to any of the events set forth in subsection 4.1, and the holder of this Warrant shall be entitled to receive any such notice as provided in Section 8.

     2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other
Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or
          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or
          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.

          4.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a capital reorganization or reclassification of its capital stock, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other corporation or other business entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to delivery to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

        4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Manchester, New Hampshire or Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

        4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 18 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     5.   Anti-Dilution Adjustment.

        5.1 General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

        5.2 Purchase Price Adjustments. If and whenever after the date hereof the Company shall issue or sell any shares of its Common
Stock (except (i) upon exercise of one or more of the Warrants or (ii) shares of Common Stock issued to employees, officers, directors of the Company upon the exercise of options granted under the Company's Employee Stock Option/Purchase Plans
(hereinafter defined) not to exceed in the aggregate 1,200,000 shares of Common Stock) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common
Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by
(iv) the Purchase Price immediately prior to such issue or sale.
As used herein, "Employee Stock Option/Purchase Plans" consist of the Company's 1997 Equity Incentive Plan, 1995 Stock Option Plan,
Employee Stock Purchase Plan, Employee Bonus Award Plan, and non qualified options granted to certain Directors of the Company.

     Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

         5.3 Option Grants. In the event that at any time, other than the issuance of options pursuant to the Company's Employee Stock
Option Plan, the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called
"Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common
Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.4 Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible
Securities covered by subsection 5.3), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible
Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible
Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in subsection 5.5, no further adjustment of the Purchase
Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.5 Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

             (A) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall forthwith be increased or decreased to the Purchase Price which would be in effect immediately after such change if
   (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change, which are still outstanding after such change, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased or decreased to the Purchase Price which would be in effect at the time of such expiration or termination if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and
   (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (C) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason ofr provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Purchase Price used in such determination shall be the Purchase Price on the date of issue of such shares); provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.


         5.6 Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

        5.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

        5.8 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8 no adjustment in the Purchase Price and no change in the number of Warrant
Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

        5.9 Determination of Consideration Received. For purposes of this Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

             (A) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (B) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (C) The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subsection 5.9 upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale.

             (D) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

             (E) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible Securities shall be deemed to have been issued without consideration.

         5.10 Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase
Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        5.11 Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares (other than their cancellation without reissuance) shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

     6. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding,
(c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or such stock shall be non voting and not be convertible into shares of Common Stock or other voting stock, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

        7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or
Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer will compute, or if requested by the holders of Warrants to purchase over 50% of the shares of Common Stock which may be purchased upon exercise of the Warrants the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company at its expense to compute, such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The
Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant (such request shall not be made more than once in any Fiscal Quarter), furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8.   Notices of Record Date, etc.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or any declaration of a cash dividend on the Common Stock, or

        (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

        (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken, except with respect to the grant of options under the Company's Employee Stock Option/Purchase Plans in which case such notice shall be given not later than the date of grant.

     9. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

        10. Representations and Warranties of the Company. This Warrant is issued and delivered by the Company on the basis of the following:

        (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

        (b) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

       (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation.

       (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to
Section 1, exchanging Warrants pursuant to Section 11, and replacing Warrants pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (b) any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby. Nothing in this paragraph (b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

     16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     18. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Manchester, New Hampshire time, on
July      , 2009. Notwithstanding the foregoing, this Warrant
shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.




                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                              WPI GROUP, INC.


                              By:
                                 ----------------------
                                    Name:
                                    Title:


[Corporate Seal]

Attest:


By:
   --------------------------
     Name:
     Title:


                      FORM OF SUBSCRIPTION
           (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of WPI GROUP, INC.
and herewith makes payment of $........ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., federal taxpayer identification number ............, whose address is ...................

Dated:
                                   ------------------------------
                                   (Signature must conform to
                                    name of holder as specified on the
                                   face of the Warrant)


                                    ------------------------------
                                             (Address)
Signed in the presence of:


----------------------------


                --------------------------------
                     FORM OF ASSIGNMENT
           (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto .................., federal taxpayer
identification number ..........., whose address is ............, the right represented by the within Warrant to purchase
 ............. shares of Common Stock of WPI GROUP, INC. to which the within Warrant relates, and appoints
 .......................... Attorney to transfer such right on the books of WPI GROUP, INC. with full power of substitution in the premises.

Dated:
                                   ------------------------------
                                   (Signature must conform to
                                    name of holder as specified on the
                                   face of the Warrant)


                                   -------------------------------
                                             (Address)

Signed in the presence of:

-----------------------------

                            EXHIBIT C


                  REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of
August     , 1999, by and between WPI GROUP, INC., a New
Hampshire corporation, (the "Company") and the LENDERS or their assigns (the "Lenders") who are parties to the Credit Agreement dated as of August 3, 1998, as amended to date, including without limitation the Third Amendment of even date, (the "Credit Agreement") among the Company and certain of its subsidiaries, Fleet Bank - NH, for itself as a Lender, and as Agent for the other Lenders, and the other Lenders (the Lenders and their assigns are herein collectively referred to as the "Holders" and each Lender and its assigns a "Holder");

     WHEREAS, the Holders are acquiring from the Company warrants to purchase up to one hundred twenty-four thousand
(124,000) shares of the Company's common stock, par value
$.01 per share, pursuant to the Third Amendment to the Credit
Agreement referenced above (the "Third Amendment") by and between the Company and the Holders; and

     WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that the Company enter into an agreement with the Holders granting to the Holders certain securities registration rights with respect to the shares of common stock purchasable with the warrants.


     NOW, THEREFORE, in consideration of the premises, as an inducement to the Holders to effectuate the Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby covenants and agrees with the Holders as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean (i) the Company's Common Stock, par value $.01 per share, as authorized on the date of this Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company, and (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated organization, a government and any agency or political subdivision thereof.

          "Registrable Securities" shall mean the Warrant Shares or any other securities of the Company issued and issuable upon exercise of the Warrants.

          "Registration Expenses" shall mean the expenses so des cribed in Section 5.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Warrants" shall mean and include the Company's Common
Stock Purchase Warrants issued pursuant to the Third Amendment.

          "Warrant Shares" shall mean shares of Common Stock issued and issuable upon exercise of the Warrants.

     2.   Demand Registration.

          (a) At any time after the Warrant becomes exercisable, the holders of at least fifty percent (50%) of the Registrable Securities may request the Company to register under the Securities Act all or any portion of the Registrable Securities held by such requesting holders in the manner specified in such request, and upon receipt of such request the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. The Company will use its best efforts to expeditiously effect the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act, but only to the extent provided for in the following provisions of this Agreement; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section 2 more than one (1) time for the holders of the Registrable Securities as a group, and may register the Registrable Securities on Form S-3 under the Securities Act if available. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 3 or 12 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

          (b)  Whenever a requested registration pursuant to
Section 2(a) above is for an underwritten offering, only Registrable Securities which are to be included in the underwriting may be included in the registration, and, if the managing underwriter of such offering determines in good faith that the number of Registrable Securities so included which are to be sold by the holders of the Registrable Securities should be limited due to market conditions and/or the necessity of including in such underwriting or registration securities to be sold for the account of the Company, the holders of Registrable Securities to be included in such underwriting and registration shall share pro rata in the number of such Registrable Securities being underwritten and registered for their account, such sharing to be based on the number of all Registrable Securities held by such holders, respectively; provided, that in no event shall the holders of Registrable Securities that requested such registration pursuant to Section 2(a) above have the number of their Registrable Securities to be included in such underwriting and registration reduced or limited (including pursuant to Section 3 hereof) until the number of securities whose holders have a contractual, incidental "piggy back" right to include such securities in the registration statement as to which inclusion has been requested pursuant to such right have been reduced to zero (0). Notwithstanding the foregoing, in the event that the underwriter or underwriters cut back the number of Registrable Securities required to be included by the Holders in such demand registration by more than 20%, then such registration will not be deemed to be a demand registration for purposes of this Section
2. Whenever a requested registration pursuant to Section 2(a) above is for an underwritten public offering, the Company, subject to the approval of the holders of a majority of the Registrable Securities to be sold in such offering (which approval will not be unreasonably withheld or delayed), may designate the managing underwriter(s) of such offering. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) to become effective less than ninety (90) days after the effective date of any registration required pursuant to this Section 2.

          (c) If at the time of any request to register Registrable Securities pursuant to Section 2(a) above the Company is preparing or within thirty (30) days thereafter commences to prepare a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, or is engaged in any activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of four (4) months from the effective date of such offering or the date of commencement of such other activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two (2) year period. Nothing in this Section 2(c) shall preclude a holder of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 3 hereof.

     3. Piggyback Registration. If the Company, at any time proposes to register any of its securities under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) for sale to the public (except with respect to registration statements on Form S-4 or S-

8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to all holders of the outstanding Registrable Securities, including each holder who has the right to acquire Registrable Securities, of its intention to do so. Upon the written request of any of such holders of the Registrable Securities given within twenty (20) days after receipt by such holder of such notice, the Company will, subject to the limits contained in this Section 3, use its best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such holder of the Registrable Securities so registered; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by Persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including holders of shares of Registrable Securities) pursuant to a contractual, incidental "piggy back" right to include such securities in a registration statement to a number deemed satisfactory by such managing underwriter; provided, further, that no reduction shall be made in the amount of Registrable Securities offered for the accounts of the holders of Registrable Securities unless such reduction is imposed pro rata with respect to (i) all securities whose holders have a contractual, incidental "piggy back" right to include such securities in the registration statement as to which inclusion has been requested pursuant to such right and (ii) any executive officer of the Company; and provided, further, that there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any holder thereof, other than any executive officer of the Company, not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinated and junior to the rights of the holders of Registrable Securities. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Registrable Securities.

     4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

          (i)  prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that notwithstanding any other provision of this Agreement, the Company shall not in any event be required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of six (6) months;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

          (iii) furnish to each seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;

          (iv) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed which shall be subject to the reasonable review of such counsel;

          (vi) furnish to each prospective seller a signed counterpart, addressed to the prospective seller, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities, subject to any requirement by the accountants for representation letters from the selling holders of Registrable Securities; and

          (vii)     use its best efforts to list the Registrable
Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

     5. Expenses. All expenses incurred in effecting the registrations provided for in Sections 2, 3 and 12, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and fees of one counsel for all of the selling holders of Registrable Securities (up to $25,000 per registration), underwriting expenses (other than fees, commissions, discounts and transfer taxes relating to the Registrable Securities), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4(iv) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company; provided, that if an offering pursuant to any registration commenced pursuant to Section 2 above is abandoned by the selling shareholders (other than by reason of adverse information pertaining to the Company's business affairs or financial position or the underwriters cut back the number of Registrable Securities by more than 20% in a demand registration as provided in Section 2), as opposed to stock market conditions, unknown to the sellers prior to the commencement of such registration proceedings, in which event the Company shall bear all Registration Expenses), such selling shareholders shall bear pro rata any costs incurred by the Company in conjunction with such registration. In either event, the number of registrations to which the holders of Registrable Securities are entitled pursuant to Section 2 shall not be reduced thereby.

     6. Termination of Registration Rights. All registration rights granted under this Agreement shall terminate and be of no further force and effect five (5) years after the date the Warrant becomes exercisable . In addition, a Holder's registration rights shall expire if (i) such Holder (together with its affiliates and other Holders) holds less than 1% of the Company's outstanding Common Stock (treating all shares of convertible securities on an as converted basis) or (ii) all Registrable Securities held by and issued to such Holder may be sold under Rule 144 during any ninety (90) day period.

     7. Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 or 3 that the selling holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     8. Indemnification. (a) The Company shall indemnify and hold harmless the seller of such securities, each underwriter (as defined in the Securities Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively the "Company - Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Company - Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 8(d), the Company shall reimburse each such Company - Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Company - Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein; and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Company - Indemnified Person and shall survive transfer of such securities by such seller.

          (b) Each holder of any Registrable Securities shall, by acceptance thereof, indemnify and hold harmless each other holder of any Registrable Securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively the "Holder - Indemnified Person"), against any liability, joint or several, to which any such Holder - Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon
(i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such holder specifically for use therein. Such holder shall reimburse any Holder - Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such holder's obligation's hereunder shall be limited to an amount equal to the net proceeds to such holder of the Registrable Securities sold in any such registration; and provided further, that no holder of Registrable Securities shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

          (c) Indemnification similar to that specified in Sections 8(a) and (b) above shall be given by the Company and each holder of any Registrable Securities (with such modifications as may be appropriate) with respect to any required registration or other qualification of the Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

          (d) In the event the Company, any holder or any other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 8(a), (b) or (c) above, the Person claiming indemnification under such paragraphs (the "indemnified Person") shall promptly notify the Person against whom indemnification is sought (the "indemnifying Person") of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the indemnifying Person, , provided, however, that an indemnified Person shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying Person, if (a) the indemnifying Person fails promptly to defend or (b) representation of such indemnified Person by the counsel retained by the indemnifying Person would be inappropriate due to actual or reasonably likely differing interests between such indemnified Person and any other party presented by such counsel in such proceeding. In no event shall an indemnifying Person be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent.


       9. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company shall:

          (a) Make and keep public information available, as those terms and understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request:
     a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.


     10. Consent to be Bound. Each subsequent holder of Warrants or Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     11. Amendments. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Registrable Securities.

     12. Form S-3. The Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 under the Securities Act. The holders of the Registrable Securities shall have the right to request any number of registrations on Form S-3, but not more than one (1) registration on Form S-3 in any six-month period (such requests shall be in writing and shall state the number of shares of Registrable Securities desired to be registered). The Company shall not be required to effect a registration pursuant to this Section 12 if, in the good faith judgment of the Company, such registration will hinder or interfere with a concurrent or proposed security issuance of, or acquisition by, the Company or if the holder or holders requesting registration propose to dispose of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of less than $500,000. This Section shall not be interpreted to restrict the Company from acquiring its own shares or to require the Company to sell its own shares. The Company shall give notice to all holders of the Registrable Securities of the receipt of a request for registration pursuant to this Section 12 and shall provide a reasonable opportunity for other holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts, in each case, to effect promptly the registration of all shares of the Registrable Securities on Form S-3 to the extent requested by the holder or holders thereof for purposes of disposition.

     13.  Assignability of Registration Rights.  Subject to
Section 10 hereof, the registration rights set forth in this Agreement are assignable to each assignee as to each Warrant or each share of Registrable Securities conveyed in accordance herewith who agrees in writing to be bound by the terms and conditions of this Agreement. The term "seller" as used in this Agreement refers to a holder of the Registrable Securities selling such shares.

     14. Rights Which May Be Granted to Subsequent Investors. The Company shall not grant subsequent registration rights to third parties superior to the registration rights granted pursuant to this Agreement so long as any of the registration rights under this Agreement remain in effect.

     15. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     16.  Representations and Warranties of the Company.  The
Company represents and warrants to the Holders as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requi site corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.


     17.  Miscellaneous.

          (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at its address provided in the Credit Agreement (if to any holder of Warrants or Registrable Securities who is not a party to the Credit Agreement, at such holder's address for notice as set forth in the books and records of the Company), or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) three (3) days after being deposited in the mails or (ii) one (1) day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire.

          (c) This Agreement may be executed in two or more coun terparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                  WPI GROUP, INC.


-------------------------         By: ------------------------
Witness                               John W. Powers
                                      Vice President/Chief
                                      Financial Officer

                                   LENDERS:
                                   FLEET BANK-NH


-------------------------          By: -----------------------
Witness                                 Mark L. Young
                                        Senior Vice President

                                   BANK OF NEW HAMPSHIRE


-------------------------          By: ------------------------
Witness                                 David D. McGraw
                                        Vice President

                                   SOVEREIGN BANK


-------------------------          By: -------------------------
Witness                                 Stephen P. Kanarian
                                        Senior Vice President

                                   FSC CORP., as Assignee of
                                   BankBoston, N.A.


-------------------------          By: -------------------------
Witness                                 Mary J. Reilly



                                   KEY CORPORATE CAPITAL INC.


-------------------------          By: -------------------------
Witness                                 Alexander Strazzella
                                        Vice President

EXHIBIT 10.50


                         LIMITED WAIVER


     LIMITED WAIVER executed August 16, 1999, effective as of March 28, 1999, (the "Limited Waiver") to the Credit Agreement, dated as of August 3, 1998, as amended to date (the "Credit Agreement"), among WPI Group, Inc., WPI Electronics, Inc., WPI Magnetec, Inc., WPI Micro Palm, Inc., WPI Power Systems, Inc., WPI Oyster Termiflex, Inc., WPI Micro Processor Systems, Inc., WPI Decisionkey, Inc., WPI UK Holding, Inc., WPI UK Holding, II, Inc., WPI Oyster Terminals, Inc., WPI Husky Computers, Inc., and WPI Instruments, Inc., (collectively, the "Borrowers"), the various financial institutions parties thereto (collectively, the "Lenders") and Fleet Bank - NH, for itself, as Lender, and as Agent for Lenders pursuant to the Credit Agreement (the "Agent").

     The Borrowers have requested that their compliance with (a) the "Total Debt to EBITDA Ratio" covenant for the twelve month periods ended March 28, 1999 and June 27, 1999, and (b) the "Minimum Fixed Charge Coverage Ratio" covenant for the twelve month period ended June 27, 1999, which covenants are set forth in Annex E (Section 6.10) of the Credit Agreement, be waived up to and until October 1, 1999 . The Borrowers acknowledge that failure to comply with such covenants for the foregoing twelve month periods constitutes Events of Default under the Credit Agreement (the "Specified Defaults"), and that such Specified Defaults are continuing and have not been previously waived. The Agent, on behalf of itself and the Lenders, has agreed to grant such limited waiver, but only on the specific terms and conditions set forth herein. Accordingly, the Borrowers and the Agent, on behalf of itself and the Lenders, hereby agree as follows:

     Section 1. Limited Waiver. Upon satisfaction of the conditions set forth in Section 4 below, the Lenders hereby waive up to and until October 1, 1999 compliance with the "Total Debt to EBITDA Ratio" and "Minimum Fixed Charge Coverage Ratio" covenants set forth in Annex E (Section 6.10) of the Credit Agreement for the twelve month periods ended March 28, 1999 and June 27, 1999 in the case of the "Total Debt to EBITDA Ratio", and for the twelve month period ended June 27, 1999 in the case of the "Minimum Fixed Charge Coverage Ratio". Such waiver is expressly limited to compliance with such covenants on March 28, 1999 and June 27, 1999 (the latter date only in the case of the "Minimum Fixed Charge Coverage Ratio"), and for the respective twelve month periods then ended; subject to the limited waiver set forth herein, such covenant , and all other covenants set forth in the Credit Agreement, shall remain unchanged, binding upon Borrowers and in full force and effect, subject to the provisions of the Third Amendment dated as of August 16, 1999 to the Credit Agreement (the "Third Amendment"). From and after October 1, 1999, the Specified Defaults shall be Events of Default for all purposes of the Credit Agreement and the other Loan Documents. The Agent and the Lenders expressly reserve all rights and remedies available to them (i) from and after October 1, 1999 as a result of the Specified Defaults and (ii) as a result of any Events of Default other than the Specified Defaults.

     Section 2. Default Rate. Commencing March 28, 1999, and continuing until the Third Amendment Effective Date (as defined in the Third Amendment), interest shall be accrued on the Loans at the Default Rate as provided in Section 1.4(d) of the Credit Agreement.

     Section 3. Third Amendment. The Borrowers and Lenders shall execute the Third Amendment amending the interest rate on the Loans, the Maximum Amount, the Borrowing Base and certain financial reporting requirements contained in Annex C and Annex D to the Credit Agreement, as well as providing for the issuance of certain stock warrants to the Lenders by WPI Group, Inc. and reimbursement of the fees of a financial consultant to be retained by legal counsel to the Agent in consideration for this Limited Waiver and the accommodations afforded the Borrowers pursuant to the Third Amendment.

     Section 4.  Conditions of Effectiveness.  This Limited
Waiver shall become effective, as of the date set forth above, upon satisfaction of the following pre-conditions:

     (a) the Agent shall have received executed counterparts (by facsimile or otherwise) of this Limited Waiver, duly executed by the Borrowers;

     (b) accrued interest on the Loans at the Default Rate for the period commencing March 28, 1999 and ending on the Third
Amendment Effective Date shall have been paid to the Agent; and

     (c) the Agent, the Lenders and the Borrowers shall have duly executed and delivered the Third Amendment, and the Borrowers shall have satisfied all of the conditions imposed upon them for such Third Amendment to become effective.

     Section 5. Counterparts. This Limited Waiver may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 6. Full Force and Effect. Except for the limited waiver herein of the Specified Defaults, the Credit Agreement, as amended by the Third Amendment, shall continue in full force and effect in accordance with the provisions thereof.

     Section 7. Expenses. The Borrowers shall pay all out-of-pocket expenses incurred by the Agent in connection with the preparation of this Limited Waiver.

     Section 8. Headings. The headings of this Limited Waiver are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 9. Capitalized Terms. Unless otherwise specified, capitalized terms used herein shall have the respective meanings assigned thereto in the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Limited Waiver as of the date first above written.

                                   THE BORROWERS:

                                   WPI GROUP, INC.,
                                   WPI POWER SYSTEMS, INC.,
                                   WPI MAGNETEC, INC.,
                                   WPI ELECTRONICS, INC.,
                                   WPI OYSTER TERMIFLEX, INC.,
                                   WPI MICRO PALM, INC.,
                                   WPI MICRO PROCESSOR
                                   SYSTEMS, INC.,
                                   WPI DECISIONKEY, INC.,
                                   WPI UK HOLDING, INC.,
                                   WPI UK HOLDING II, INC.,
                                   WPI OYSTER TERMINALS, INC.,
                                   HUSKY COMPUTERS, INC., and
                                   WPI INSTRUMENTS, INC.



/s/Timothy Whitab                  By:/s/John W. Powers
---------------------                 -------------------
Witness                               John W. Powers, for, on
                                      behalf of, and as Duly
                                      Authorized Officer or Agent of each
                                      of the above-named entities

                                   THE AGENT:

                                   FLEET BANK - NH, as Agent for
                                   the Lenders

/s/Curtis W. Little, Jr.           By:/s/ Mark L. Young
------------------------              --------------------
  Witness                             Mark L. Young
                                      Senior Vice President

EXHIBIT 10.51



THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE  SECURITIES  REPRESENTED BY THIS WARRANT  ARE  SUBJECT  TO  A
REGISTRATION  RIGHTS AGREEMENT DATED AS OF AUGUST 16,  1999  (THE
"REGISTRATION AGREEMENT").  COPIES OF THE REGISTRATION  AGREEMENT
ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

No. W-2                                 Right to Purchase 20,670
                                         Shares of Common Stock
                                                   of
                                             WPI GROUP, INC.

                         WPI GROUP, INC.

                  COMMON STOCK PURCHASE WARRANT

                                                  August 16, 1999

     WPI GROUP, INC., a New Hampshire corporation (the "Company"), hereby certifies that, for value received, FSC CORP. or its assigns, as assignee of BankBoston, N.A., a Lender under the Credit Agreement dated as of August 3, 1998, as amended to date, (the "Credit Agreement") among the Company, certain of its subsidiaries, Fleet Bank - NH, as Agent for Lenders identified therein, and such Lenders, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 16, 2000 (subject to acceleration as hereinafter provided) (the "Initial Exerciseability Date") and before 5:00 p.m., Manchester, New Hampshire time, on August 16, 2009, 20,670 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company, at a purchase price per share of $2.75 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Warrants evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Third Amendment dated as of August 16, 1999 to the Credit Agreement (the Credit Agreement, as amended by such Third Amendment, the "Agreement"), and subject to the Registration Agreement, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Registration Agreement, as provided therein. This Warrant is detachable from the obligations incurred by the Company pursuant to the Credit Agreement, and shall survive the satisfaction of such obligations.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include WPI Group, Inc., and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency) and
     (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d)The term "Warrant" means this Common Stock Purchase
   Warrant.

     1.   Exercise of Warrant.

          1.1 Full Exercise. This Warrant may be exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common
Stock for which this Warrant is then exercisable by the Purchase
Price then in effect.

        1.2 Partial Exercise. This Warrant may be exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase
Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying
(a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

        1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

        1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

        1.5 Net Issue Election. The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                           X = Y (A-B)
                                 A

where X =     the number of shares to be issued to the holder
              pursuant to this Section 1.5.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.5.

         A =  the fair market value of one share of Common
              Stock, as determined in accordance with the provisions of this Section 1.5.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

          (a) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market on the last business day before the effective date of exercise of the net issue election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (a) above by the National Quotation Bureau Incorporated; and

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved.
     The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne by the Company. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

         1.6 Acceleration of Exercisability. Notwithstanding the Initial Exercise DateExercisability Date, the Warrant shall become exercisable on any earlier date that notices are sent to holders of shares of Common Stock as contemplated in Section 8 with respect to any of the events set forth in subsection 4.1, and the holder of this Warrant shall be entitled to receive any such notice as provided in Section 8.

     2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other
Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.
3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.

          4.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a capital reorganization or reclassification of its capital stock, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other corporation or other business entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to delivery to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Manchester, New Hampshire or Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

        4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 18 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     5.   Anti-Dilution Adjustment.

        5.1 General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

        5.2 Purchase Price Adjustments. If and whenever after the date hereof the Company shall issue or sell any shares of its Common
Stock (except (i) upon exercise of one or more of the Warrants or (ii) shares of Common Stock issued to employees, officers, directors of the Company upon the exercise of options granted under the Company's Employee Stock Option/Purchase Plans
(hereinafter defined) not to exceed in the aggregate 1,200,000 shares of Common Stock) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common
Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by
(iv) the Purchase Price immediately prior to such issue or sale.
As used herein, "Employee Stock Option/Purchase Plans" consist of the Company's 1997 Equity Incentive Plan, 1995 Stock Option Plan,
Employee Stock Purchase Plan, Employee Bonus Award Plan, and non qualified options granted to certain Directors of the Company.

     Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

         5.3 Option Grants. In the event that at any time, other than the issuance of options pursuant to the Company's Employee Stock
Option Plan, the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called
"Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common
Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.4 Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible
Securities covered by subsection 5.3), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible
Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible
Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in subsection 5.5, no further adjustment of the Purchase
Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.5 Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

             (A) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall forthwith be increased or decreased to the Purchase Price which would be in effect immediately after such change if
   (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change, which are still outstanding after such change, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased or decreased to the Purchase Price which would be in effect at the time of such expiration or termination if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and
   (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (C) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason ofr provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Purchase Price used in such determination shall be the Purchase Price on the date of issue of such shares); provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.


         5.6 Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

        5.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

        5.8 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8 no adjustment in the Purchase Price and no change in the number of Warrant
Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

        5.9 Determination of Consideration Received. For purposes of this Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

             (A) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (B) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (C) The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subsection 5.9 upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale.

             (D) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

             (E) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible Securities shall be deemed to have been issued without consideration.

         5.10 Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase
Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        5.11 Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares (other than their cancellation without reissuance) shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

     6. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding,
(c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or such stock shall be non voting and not be convertible into shares of Common Stock or other voting stock, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

        7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or
Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer will compute, or if requested by the holders of Warrants to purchase over 50% of the shares of Common Stock which may be purchased upon exercise of the Warrants the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company at its expense to compute, such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The
Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant (such request shall not be made more than once in any Fiscal Quarter), furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8.   Notices of Record Date, etc.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or any declaration of a cash dividend on the Common Stock, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken, except with respect to the grant of options under the Company's Employee Stock Option/Purchase Plans in which case such notice shall be given not later than the date of grant.

     9. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. Representations and Warranties of the Company. This Warrant is issued and delivered by the Company on the basis of the following:

     (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

     (b) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation.

     (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to
Section 1, exchanging Warrants pursuant to Section 11, and replacing Warrants pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (b) any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby. Nothing in this paragraph (b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

     16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     18. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Manchester, New Hampshire time, on July, 2009. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.




                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                              WPI GROUP, INC.


                              By:/s/John W. Powers
                                 ------------------
                                 John W. Powers
                                 Vice President/Chief Financial
                                  Officer


[Corporate Seal]

Attest:


By:/s/Michael Tule
   ----------------------
     Name:Michael Tule
     Title:Secretary

                      FORM OF SUBSCRIPTION
           (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of WPI GROUP, INC.
and herewith makes payment of $........ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., federal taxpayer identification number ............, whose address is ...................

Dated:

                                   -----------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)


                                   ------------------------------
                                             (Address)

Signed in the presence of:

----------------------------

             ----------------------------------------

                       FORM OF ASSIGNMENT
           (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto .................., federal taxpayer
identification number ..........., whose address is ............, the right represented by the within Warrant to purchase
 ............. shares of Common Stock of WPI GROUP, INC. to which the within Warrant relates, and appoints
 .......................... Attorney to transfer such right on the books of WPI GROUP, INC. with full power of substitution in the premises.

Dated:

                                   ------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)


                                    -------------------------------
                                              (Address)

Signed in the presence of:


--------------------------------

EXHIBIT 10.52



THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE  SECURITIES  REPRESENTED BY THIS WARRANT  ARE  SUBJECT  TO  A
REGISTRATION  RIGHTS AGREEMENT DATED AS OF AUGUST 16,  1999  (THE
"REGISTRATION AGREEMENT").  COPIES OF THE REGISTRATION  AGREEMENT
ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

No. W- 4                                Right to Purchase 24,800
                                         Shares of Common Stock
                                                   of
                                             WPI GROUP, INC.

                         WPI GROUP, INC.

                  COMMON STOCK PURCHASE WARRANT

                                                  August 16, 1999

     WPI GROUP, INC., a New Hampshire corporation (the "Company"), hereby certifies that, for value received, BANK OF NEW HAMPSHIRE, or its assigns, as a Lender under the Credit Agreement dated as of August 3, 1998, as amended to date, (the "Credit Agreement") among the Company, certain of its subsidiaries, Fleet Bank - NH, as Agent for Lenders identified therein, and such Lenders, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 16, 2000 (subject to acceleration as hereinafter provided) (the "Initial Exerciseability Date") and before 5:00 p.m., Manchester, New Hampshire time, on August 16, 2009, 24,800 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company, at a purchase price per share of $2.75 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Warrants evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Third Amendment dated as of August 16, 1999 to the Credit Agreement (the Credit Agreement, as amended by such Third Amendment, the "Agreement"), and subject to the Registration Agreement, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Registration Agreement, as provided therein. This Warrant is detachable from the obligations incurred by the Company pursuant to the Credit Agreement, and shall survive the satisfaction of such obligations.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include WPI Group, Inc., and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency) and
     (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d)The term "Warrant" means this Common Stock Purchase
   Warrant.

     1.   Exercise of Warrant.

          1.1 Full Exercise. This Warrant may be exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common
Stock for which this Warrant is then exercisable by the Purchase
Price then in effect.

        1.2 Partial Exercise. This Warrant may be exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase
Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying
(a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

        1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

        1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

        1.5 Net Issue Election. The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                           X = Y (A-B)
                                 A

where X =     the number of shares to be issued to the holder
              pursuant to this Section 1.5.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.5.

         A =  the fair market value of one share of Common
              Stock, as determined in accordance with the provisions of this Section 1.5.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

          (a) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market on the last business day before the effective date of exercise of the net issue election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (a) above by the National Quotation Bureau Incorporated; and

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved.
     The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne by the Company. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

     1.6 Acceleration of Exercisability. Notwithstanding the Initial Exercise DateExercisability Date, the Warrant shall become exercisable on any earlier date that notices are sent to holders of shares of Common Stock as contemplated in Section 8 with respect to any of the events set forth in subsection 4.1, and the holder of this Warrant shall be entitled to receive any such notice as provided in Section 8.

     2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other
Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.
3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.

          4.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a capital reorganization or reclassification of its capital stock, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other corporation or other business entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to delivery to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

        4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Manchester, New Hampshire or Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

        4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 18 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     5.   Anti-Dilution Adjustment.

        5.1 General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

        5.2 Purchase Price Adjustments. If and whenever after the date hereof the Company shall issue or sell any shares of its Common
Stock (except (i) upon exercise of one or more of the Warrants or (ii) shares of Common Stock issued to employees, officers, directors of the Company upon the exercise of options granted under the Company's Employee Stock Option/Purchase Plans
(hereinafter defined) not to exceed in the aggregate 1,200,000 shares of Common Stock) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common
Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by
(iv) the Purchase Price immediately prior to such issue or sale.
As used herein, "Employee Stock Option/Purchase Plans" consist of the Company's 1997 Equity Incentive Plan, 1995 Stock Option Plan,
Employee Stock Purchase Plan, Employee Bonus Award Plan, and non qualified options granted to certain Directors of the Company.

     Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

         5.3 Option Grants. In the event that at any time, other than the issuance of options pursuant to the Company's Employee Stock
Option Plan, the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called
"Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common
Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.4 Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible
Securities covered by subsection 5.3), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible
Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible
Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in subsection 5.5, no further adjustment of the Purchase
Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.5 Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

             (A) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall forthwith be increased or decreased to the Purchase Price which would be in effect immediately after such change if
   (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change, which are still outstanding after such change, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased or decreased to the Purchase Price which would be in effect at the time of such expiration or termination if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and
   (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (C) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason ofr provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Purchase Price used in such determination shall be the Purchase Price on the date of issue of such shares); provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.


         5.6 Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

        5.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

        5.8 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8 no adjustment in the Purchase Price and no change in the number of Warrant
Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

        5.9 Determination of Consideration Received. For purposes of this Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

             (A) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (B) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (C) The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subsection 5.9 upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale.

             (D) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

             (E) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible Securities shall be deemed to have been issued without consideration.

         5.10 Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase
Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        5.11 Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares (other than their cancellation without reissuance) shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

     6. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding,
(c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or such stock shall be non voting and not be convertible into shares of Common Stock or other voting stock, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

        7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or
Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer will compute, or if requested by the holders of Warrants to purchase over 50% of the shares of Common Stock which may be purchased upon exercise of the Warrants the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company at its expense to compute, such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The
Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant (such request shall not be made more than once in any Fiscal Quarter), furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8.   Notices of Record Date, etc.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or any declaration of a cash dividend on the Common Stock, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken, except with respect to the grant of options under the Company's Employee Stock Option/Purchase Plans in which case such notice shall be given not later than the date of grant.

     9. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. Representations and Warranties of the Company. This Warrant is issued and delivered by the Company on the basis of the following:

     (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

     (b) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation.

     (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to
Section 1, exchanging Warrants pursuant to Section 11, and replacing Warrants pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (b) any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby. Nothing in this paragraph (b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

     16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     18. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Manchester, New Hampshire time, on July_____, 2009. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.




                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                              WPI GROUP, INC.


                              By:/s/John W. Powers
                                 ------------------------
                                 John W. Powers
                                 Vice President/Chief
                                 Financial Officer

[Corporate Seal]

Attest:


By:/s/Michael Tule
   ------------------------
     Name:Michael Tule
     Title:Secretary

                      FORM OF SUBSCRIPTION
           (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of WPI GROUP, INC.
and herewith makes payment of $........ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., federal taxpayer identification number ............, whose address is ...................

Dated:


                                   -------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)


                                   --------------------------------
                                            (Address)
Signed in the presence of:


-------------------------------

                 -------------------------------------

                       FORM OF ASSIGNMENT
           (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto .................., federal taxpayer
identification number ..........., whose address is ............, the right represented by the within Warrant to purchase
 ............. shares of Common Stock of WPI GROUP, INC. to which the within Warrant relates, and appoints
 .......................... Attorney to transfer such right on the books of WPI GROUP, INC. with full power of substitution in the premises.

Dated:
                                   ----------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)


                                   -----------------------------------

                                             (Address)
Signed in the presence of:

------------------------------

EXHIBIT 10.53



THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE  SECURITIES  REPRESENTED BY THIS WARRANT  ARE  SUBJECT  TO  A
REGISTRATION  RIGHTS AGREEMENT DATED AS OF AUGUST 16,  1999  (THE
"REGISTRATION AGREEMENT").  COPIES OF THE REGISTRATION  AGREEMENT
ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

No. W - 1                               Right to Purchase 37,200
                                         Shares of Common Stock
                                                   of
                                             WPI GROUP, INC.

                         WPI GROUP, INC.

                  COMMON STOCK PURCHASE WARRANT

                                                  August 16, 1999

     WPI GROUP, INC., a New Hampshire corporation (the "Company"), hereby certifies that, for value received, FLEET BANK
- NH, or its assigns, as a Lender under the Credit Agreement dated as of August 3, 1998, as amended to date, (the "Credit Agreement") among the Company, certain of its subsidiaries, Fleet Bank - NH, as Agent for Lenders identified therein, and such Lenders, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 16, 2000 (subject to acceleration as hereinafter provided) (the "Initial Exerciseability Date") and before 5:00 p.m., Manchester, New Hampshire time, on August 16, 2009, 37,200 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company, at a purchase price per share of $2.75 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Warrants evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Third Amendment dated as of August 16, 1999 to the Credit Agreement (the Credit Agreement, as amended by such Third Amendment, the "Agreement"), and subject to the Registration Agreement, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Registration Agreement, as provided therein. This Warrant is detachable from the obligations incurred by the Company pursuant to the Credit Agreement, and shall survive the satisfaction of such obligations.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include WPI Group, Inc., and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency) and
     (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d)The term "Warrant" means this Common Stock Purchase
   Warrant.

     1.   Exercise of Warrant.

          1.1 Full Exercise. This Warrant may be exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common
Stock for which this Warrant is then exercisable by the Purchase
Price then in effect.

        1.2 Partial Exercise. This Warrant may be exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase
Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying
(a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

        1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

        1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

        1.5 Net Issue Election. The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                           X = Y (A-B)
                                 A

where X =     the number of shares to be issued to the holder
              pursuant to this Section 1.5.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.5.

         A =  the fair market value of one share of Common
              Stock, as determined in accordance with the provisions of this Section 1.5.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

          (a) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market on the last business day before the effective date of exercise of the net issue election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (a) above by the National Quotation Bureau Incorporated; and

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved.
     The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne by the Company. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

     1.6 Acceleration of Exercisability. Notwithstanding the Initial Exercise DateExercisability Date, the Warrant shall become exercisable on any earlier date that notices are sent to holders of shares of Common Stock as contemplated in Section 8 with respect to any of the events set forth in subsection 4.1, and the holder of this Warrant shall be entitled to receive any such notice as provided in Section 8.

     2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other
Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.

          4.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a capital reorganization or reclassification of its capital stock, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other corporation or other business entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to delivery to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

        4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Manchester, New Hampshire or Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

        4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 18 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     5.   Anti-Dilution Adjustment.

        5.1 General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

        5.2 Purchase Price Adjustments. If and whenever after the date hereof the Company shall issue or sell any shares of its Common
Stock (except (i) upon exercise of one or more of the Warrants or (ii) shares of Common Stock issued to employees, officers, directors of the Company upon the exercise of options granted under the Company's Employee Stock Option/Purchase Plans
(hereinafter defined) not to exceed in the aggregate 1,200,000 shares of Common Stock) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common
Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by
(iv) the Purchase Price immediately prior to such issue or sale.
As used herein, "Employee Stock Option/Purchase Plans" consist of the Company's 1997 Equity Incentive Plan, 1995 Stock Option Plan,
Employee Stock Purchase Plan, Employee Bonus Award Plan, and non qualified options granted to certain Directors of the Company.

     Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

         5.3 Option Grants. In the event that at any time, other than the issuance of options pursuant to the Company's Employee Stock
Option Plan, the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called
"Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common
Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.4 Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible
Securities covered by subsection 5.3), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible
Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible
Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in subsection 5.5, no further adjustment of the Purchase
Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.5 Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

             (A) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall forthwith be increased or decreased to the Purchase Price which would be in effect immediately after such change if
   (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change, which are still outstanding after such change, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased or decreased to the Purchase Price which would be in effect at the time of such expiration or termination if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and
   (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (C) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason ofr provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Purchase Price used in such determination shall be the Purchase Price on the date of issue of such shares); provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.


         5.6 Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

        5.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

        5.8 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8 no adjustment in the Purchase Price and no change in the number of Warrant
Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

        5.9 Determination of Consideration Received. For purposes of this Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

             (A) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (B) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (C) The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subsection 5.9 upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale.

             (D) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

             (E) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible Securities shall be deemed to have been issued without consideration.

         5.10 Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase
Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        5.11 Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares (other than their cancellation without reissuance) shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

     6. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding,
(c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or such stock shall be non voting and not be convertible into shares of Common Stock or other voting stock, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

        7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or
Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer will compute, or if requested by the holders of Warrants to purchase over 50% of the shares of Common Stock which may be purchased upon exercise of the Warrants the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company at its expense to compute, such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The
Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant (such request shall not be made more than once in any Fiscal Quarter), furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8.   Notices of Record Date, etc.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or any declaration of a cash dividend on the Common Stock, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken, except with respect to the grant of options under the Company's Employee Stock Option/Purchase Plans in which case such notice shall be given not later than the date of grant.

     9. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. Representations and Warranties of the Company. This Warrant is issued and delivered by the Company on the basis of the following:

     (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

     (b) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation.

     (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to
Section 1, exchanging Warrants pursuant to Section 11, and replacing Warrants pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (b) any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby. Nothing in this paragraph (b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

     16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     18. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Manchester, New Hampshire time, on July_____, 2009. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.




                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                              WPI GROUP, INC.


                              By:/s/John W. Powers
                                 -------------------------
                                 John W. Powers
                                 Vice President/Chief
                                 Financial Officer


[Corporate Seal]

Attest:


By:/s/Michael Tule
   ----------------------
     Name:Michael Tule
     Title:Secretary

                      FORM OF SUBSCRIPTION
           (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of WPI GROUP, INC.
and herewith makes payment of $........ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., federal taxpayer identification number ............, whose address is ...................

Dated:

                                   ---------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)



                                   ----------------------------------
                                             (Address)

Signed in the presence of:


---------------------------------

             ----------------------------------------

                       FORM OF ASSIGNMENT
           (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto .................., federal taxpayer
identification number ..........., whose address is ............, the right represented by the within Warrant to purchase
 ............. shares of Common Stock of WPI GROUP, INC. to which the within Warrant relates, and appoints
 .......................... Attorney to transfer such right on the books of WPI GROUP, INC. with full power of substitution in the premises.

Dated:


                                   ------------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)



                                   -------------------------------------
                                             (Address)

Signed in the presence of:

--------------------------------

EXHIBIT 10.54



THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE  SECURITIES  REPRESENTED BY THIS WARRANT  ARE  SUBJECT  TO  A
REGISTRATION  RIGHTS AGREEMENT DATED AS OF AUGUST 16,  1999  (THE
"REGISTRATION AGREEMENT").  COPIES OF THE REGISTRATION  AGREEMENT
ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

No. W - 3                               Right to Purchase 16,530
                                         Shares of Common Stock
                                                   of
                                             WPI GROUP, INC.

                         WPI GROUP, INC.

                  COMMON STOCK PURCHASE WARRANT

                                                  August 16, 1999

     WPI GROUP, INC., a New Hampshire corporation (the "Company"), hereby certifies that, for value received, KEY CORPORATE CAPITAL INC., or its assigns, as a Lender under the Credit Agreement dated as of August 3, 1998, as amended to date, (the "Credit Agreement") among the Company, certain of its subsidiaries, Fleet Bank - NH, as Agent for Lenders identified therein, and such Lenders, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 16, 2000 (subject to acceleration as hereinafter provided) (the "Initial Exerciseability Date") and before 5:00 p.m., Manchester, New Hampshire time, on August 16, 2009, 16,530 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company, at a purchase price per share of $2.75 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Warrants evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Third Amendment dated as of August 16, 1999 to the Credit Agreement (the Credit Agreement, as amended by such Third Amendment, the "Agreement"), and subject to the Registration Agreement, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Registration Agreement, as provided therein. This Warrant is detachable from the obligations incurred by the Company pursuant to the Credit Agreement, and shall survive the satisfaction of such obligations.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include WPI Group, Inc., and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency) and
     (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d)The term "Warrant" means this Common Stock Purchase
   Warrant.

     1.   Exercise of Warrant.

          1.1 Full Exercise. This Warrant may be exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common
Stock for which this Warrant is then exercisable by the Purchase
Price then in effect.

        1.2 Partial Exercise. This Warrant may be exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase
Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying
(a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

        1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

        1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

        1.5 Net Issue Election. The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                           X = Y (A-B)
                                 A

where X =     the number of shares to be issued to the holder
              pursuant to this Section 1.5.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.5.

         A =  the fair market value of one share of Common
              Stock, as determined in accordance with the provisions of this Section 1.5.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

          (a) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market on the last business day before the effective date of exercise of the net issue election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (a) above by the National Quotation Bureau Incorporated; and

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved.
     The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne by the Company. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

     1.6 Acceleration of Exercisability. Notwithstanding the Initial Exercise DateExercisability Date, the Warrant shall become exercisable on any earlier date that notices are sent to holders of shares of Common Stock as contemplated in Section 8 with respect to any of the events set forth in subsection 4.1, and the holder of this Warrant shall be entitled to receive any such notice as provided in Section 8.

     2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other
Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.

          4.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a capital reorganization or reclassification of its capital stock, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other corporation or other business entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to delivery to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

        4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Manchester, New Hampshire or Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

        4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 18 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     5.   Anti-Dilution Adjustment.

        5.1 General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

        5.2 Purchase Price Adjustments. If and whenever after the date hereof the Company shall issue or sell any shares of its Common
Stock (except (i) upon exercise of one or more of the Warrants or (ii) shares of Common Stock issued to employees, officers, directors of the Company upon the exercise of options granted under the Company's Employee Stock Option/Purchase Plans
(hereinafter defined) not to exceed in the aggregate 1,200,000 shares of Common Stock) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common
Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by
(iv) the Purchase Price immediately prior to such issue or sale.
As used herein, "Employee Stock Option/Purchase Plans" consist of the Company's 1997 Equity Incentive Plan, 1995 Stock Option Plan,
Employee Stock Purchase Plan, Employee Bonus Award Plan, and non qualified options granted to certain Directors of the Company.

     Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

         5.3 Option Grants. In the event that at any time, other than the issuance of options pursuant to the Company's Employee Stock
Option Plan, the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called
"Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common
Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.4 Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible
Securities covered by subsection 5.3), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible
Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible
Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in subsection 5.5, no further adjustment of the Purchase
Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.5 Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

             (A) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall forthwith be increased or decreased to the Purchase Price which would be in effect immediately after such change if
   (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change, which are still outstanding after such change, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased or decreased to the Purchase Price which would be in effect at the time of such expiration or termination if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and
   (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (C) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason ofr provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Purchase Price used in such determination shall be the Purchase Price on the date of issue of such shares); provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.


         5.6 Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

        5.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

        5.8 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8 no adjustment in the Purchase Price and no change in the number of Warrant
Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

        5.9 Determination of Consideration Received. For purposes of this Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

             (A) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (B) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (C) The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subsection 5.9 upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale.

             (D) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

             (E) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible Securities shall be deemed to have been issued without consideration.

         5.10 Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase
Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        5.11 Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares (other than their cancellation without reissuance) shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

     6. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding,
(c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or such stock shall be non voting and not be convertible into shares of Common Stock or other voting stock, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

        7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or
Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer will compute, or if requested by the holders of Warrants to purchase over 50% of the shares of Common Stock which may be purchased upon exercise of the Warrants the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company at its expense to compute, such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The
Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant (such request shall not be made more than once in any Fiscal Quarter), furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8.   Notices of Record Date, etc.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or any declaration of a cash dividend on the Common Stock, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

         (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken, except with respect to the grant of options under the Company's Employee Stock Option/Purchase Plans in which case such notice shall be given not later than the date of grant.

     9. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. Representations and Warranties of the Company. This Warrant is issued and delivered by the Company on the basis of the following:

     (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

     (b) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation.

     (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of

Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to
Section 1, exchanging Warrants pursuant to Section 11, and replacing Warrants pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (b) any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby. Nothing in this paragraph (b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

     16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     18. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Manchester, New Hampshire time, on July_____, 2009. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.




                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                              WPI GROUP, INC.


                              By:/s/John W. Powers
                                 --------------------------
                                 John W. Powers
                                 Vice President/Chief
                                 Financial Officer

[Corporate Seal]

Attest:


By:/s/Michael Tule
   -----------------------
     Name:Michael Tule
     Title:Secretary

                      FORM OF SUBSCRIPTION
           (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of WPI GROUP, INC.
and herewith makes payment of $........ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., federal taxpayer identification number ............, whose address is ...................

Dated:

                                   --------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)



                                    -------------------------------
                                             (Address)

Signed in the presence of:


---------------------------------
              -------------------------------------

                       FORM OF ASSIGNMENT
           (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto .................., federal taxpayer
identification number ..........., whose address is ............, the right represented by the within Warrant to purchase
 ............. shares of Common Stock of WPI GROUP, INC. to which the within Warrant relates, and appoints
 .......................... Attorney to transfer such right on the books of WPI GROUP, INC. with full power of substitution in the premises.

Dated:
                                   ---------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)


                                   ---------------------------------
                                             (Address)

Signed in the presence of:

-----------------------------------

EXHIBIT 10.55



THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE  SECURITIES  REPRESENTED BY THIS WARRANT  ARE  SUBJECT  TO  A
REGISTRATION  RIGHTS AGREEMENT DATED AS OF AUGUST 16,  1999  (THE
"REGISTRATION AGREEMENT").  COPIES OF THE REGISTRATION  AGREEMENT
ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.

No. W- 5                                Right to Purchase 24,800
                                         Shares of Common Stock
                                                   of
                                             WPI GROUP, INC.

                         WPI GROUP, INC.

                  COMMON STOCK PURCHASE WARRANT

                                                  August 16, 1999

     WPI GROUP, INC., a New Hampshire corporation (the "Company"), hereby certifies that, for value received, SOVEREIGN BANK, or its assigns, as a Lender under the Credit Agreement dated as of August 3, 1998, as amended to date, (the "Credit Agreement") among the Company, certain of its subsidiaries, Fleet Bank - NH, as Agent for Lenders identified therein, and such Lenders, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 16, 2000 (subject to acceleration as hereinafter provided) (the "Initial Exerciseability Date") and before 5:00 p.m., Manchester, New Hampshire time, on August 16, 2009, 24,800 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company, at a purchase price per share of $2.75 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Warrants evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Third Amendment dated as of August 16, 1999 to the Credit Agreement (the Credit Agreement, as amended by such Third Amendment, the "Agreement"), and subject to the Registration Agreement, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Registration Agreement, as provided therein. This Warrant is detachable from the obligations incurred by the Company pursuant to the Credit Agreement, and shall survive the satisfaction of such obligations.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include WPI Group, Inc., and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may have been suspended by the happening of such a contingency) and
     (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d)The term "Warrant" means this Common Stock Purchase
   Warrant.

     1.   Exercise of Warrant.

          1.1 Full Exercise. This Warrant may be exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common
Stock for which this Warrant is then exercisable by the Purchase
Price then in effect.

        1.2 Partial Exercise. This Warrant may be exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase
Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying
(a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

        1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

        1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

        1.5 Net Issue Election. The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                           X = Y (A-B)
                                 A

where X =     the number of shares to be issued to the holder
              pursuant to this Section 1.5.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.5.

         A =  the fair market value of one share of Common
              Stock, as determined in accordance with the provisions of this Section 1.5.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

          (a) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market on the last business day before the effective date of exercise of the net issue election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

          (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (a) above by the National Quotation Bureau Incorporated; and

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved.
     The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne by the Company. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

     1.6 Acceleration of Exercisability. Notwithstanding the Initial Exercise DateExercisability Date, the Warrant shall become exercisable on any earlier date that notices are sent to holders of shares of Common Stock as contemplated in Section 8 with respect to any of the events set forth in subsection 4.1, and the holder of this Warrant shall be entitled to receive any such notice as provided in Section 8.

     2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other
Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.

          4.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a capital reorganization or reclassification of its capital stock, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other corporation or other business entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to delivery to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

        4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Manchester, New Hampshire or Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

        4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 18 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     5.   Anti-Dilution Adjustment.

        5.1 General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

        5.2 Purchase Price Adjustments. If and whenever after the date hereof the Company shall issue or sell any shares of its Common
Stock (except (i) upon exercise of one or more of the Warrants or (ii) shares of Common Stock issued to employees, officers, directors of the Company upon the exercise of options granted under the Company's Employee Stock Option/Purchase Plans
(hereinafter defined) not to exceed in the aggregate 1,200,000 shares of Common Stock) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common
Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by
(iv) the Purchase Price immediately prior to such issue or sale.
As used herein, "Employee Stock Option/Purchase Plans" consist of the Company's 1997 Equity Incentive Plan, 1995 Stock Option Plan,
Employee Stock Purchase Plan, Employee Bonus Award Plan, and non qualified options granted to certain Directors of the Company.

     Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

         5.3 Option Grants. In the event that at any time, other than the issuance of options pursuant to the Company's Employee Stock
Option Plan, the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called
"Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common
Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.4 Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible
Securities covered by subsection 5.3), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible
Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible
Securities) be deemed to be outstanding and to have been issued for such price per share, provided that, except as otherwise provided in subsection 5.5, no further adjustment of the Purchase
Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

        5.5 Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

             (A) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall forthwith be increased or decreased to the Purchase Price which would be in effect immediately after such change if
   (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (ii) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change, which are still outstanding after such change, and (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (B) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased or decreased to the Purchase Price which would be in effect at the time of such expiration or termination if (a) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (i) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (ii) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and
   (b) the Purchase Price as adjusted pursuant to clause (a) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

             (C) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason ofr provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Purchase Price used in such determination shall be the Purchase Price on the date of issue of such shares); provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.


         5.6 Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

        5.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

        5.8 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8 no adjustment in the Purchase Price and no change in the number of Warrant
Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

        5.9 Determination of Consideration Received. For purposes of this Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

             (A) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (B) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

             (C) The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subsection 5.9 upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale.

             (D) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

             (E) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible Securities shall be deemed to have been issued without consideration.

         5.10 Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase
Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        5.11 Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares (other than their cancellation without reissuance) shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

     6. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding,
(c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or such stock shall be non voting and not be convertible into shares of Common Stock or other voting stock, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

        7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or
Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer will compute, or if requested by the holders of Warrants to purchase over 50% of the shares of Common Stock which may be purchased upon exercise of the Warrants the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company at its expense to compute, such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The
Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant (such request shall not be made more than once in any Fiscal Quarter), furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8.   Notices of Record Date, etc.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or any declaration of a cash dividend on the Common Stock, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken, except with respect to the grant of options under the Company's Employee Stock Option/Purchase Plans in which case such notice shall be given not later than the date of grant.

     9. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. Representations and Warranties of the Company. This Warrant is issued and delivered by the Company on the basis of the following:

     (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

     (b) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation.

     (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to
Section 1, exchanging Warrants pursuant to Section 11, and replacing Warrants pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (b) any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby. Nothing in this paragraph (b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

     16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     18. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Manchester, New Hampshire time, on July_____, 2009. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.




                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                              WPI GROUP, INC.


                              By:/s/John W. Powers
                                 -------------------------
                                 John W. Powers
                                 Vice President/Chief
                                 Financial Officer

[Corporate Seal]

Attest:


By:/s/Michael Tule
   ---------------------
     Name:Michael Tule
     Title:Secretary

                      FORM OF SUBSCRIPTION
           (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ........ shares of Common Stock of WPI GROUP, INC.
and herewith makes payment of $........ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to .............., federal taxpayer identification number ............, whose address is ...................

Dated:

                                   -------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)


                                   --------------------------------
                                             (Address)

Signed in the presence of:


-----------------------------

                   -------------------------
                       FORM OF ASSIGNMENT
           (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto .................., federal taxpayer
identification number ..........., whose address is ............, the right represented by the within Warrant to purchase
 ............. shares of Common Stock of WPI GROUP, INC. to which the within Warrant relates, and appoints
 .......................... Attorney to transfer such right on the books of WPI GROUP, INC. with full power of substitution in the premises.

Dated:

                                   --------------------------------
                                   (Signature must conform to name
                                   of holder as specified on the
                                   face of the Warrant)


                                   --------------------------------
                                             (Address)

Signed in the presence of:

---------------------------------

EXHIBIT 10.56



                  REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of August 16, 1999, by and between WPI GROUP, INC., a New Hampshire corporation, (the "Company") and the LENDERS or their assigns (the "Lenders") who are parties to the Credit Agreement dated as of August 3, 1998, as amended to date, including without limitation the Third Amendment of even date, (the "Credit Agreement") among the Company and certain of its subsidiaries, Fleet Bank - NH, for itself as a Lender, and as Agent for the other Lenders, and the other Lenders (the Lenders and their assigns are herein collectively referred to as the "Holders" and each Lender and its assigns a "Holder");

     WHEREAS, the Holders are acquiring from the Company warrants to purchase up to one hundred twenty-four thousand
(124,000) shares of the Company's common stock, par value
$.01 per share, pursuant to the Third Amendment to the Credit
Agreement referenced above (the "Third Amendment") by and between the Company and the Holders; and

     WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that the Company enter into an agreement with the Holders granting to the Holders certain securities registration rights with respect to the shares of common stock purchasable with the warrants.


     NOW, THEREFORE, in consideration of the premises, as an inducement to the Holders to effectuate the Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby covenants and agrees with the Holders as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean (i) the Company's Common Stock, par value $.01 per share, as authorized on the date of this Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company, and (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated organization, a government and any agency or political subdivision thereof.

          "Registrable Securities" shall mean the Warrant Shares or any other securities of the Company issued and issuable upon exercise of the Warrants.

          "Registration Expenses" shall mean the expenses so des cribed in Section 5.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Warrants" shall mean and include the Company's Common
Stock Purchase Warrants issued pursuant to the Third Amendment.

          "Warrant Shares" shall mean shares of Common Stock issued and issuable upon exercise of the Warrants.

     2.   Demand Registration.

          (a) At any time after the Warrant becomes exercisable, the holders of at least fifty percent (50%) of the Registrable Securities may request the Company to register under the Securities Act all or any portion of the Registrable Securities held by such requesting holders in the manner specified in such request, and upon receipt of such request the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. The Company will use its best efforts to expeditiously effect the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act, but only to the extent provided for in the following provisions of this Agreement; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section 2 more than one (1) time for the holders of the Registrable Securities as a group, and may register the Registrable Securities on Form S-3 under the Securities Act if available. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 3 or 12 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

          (b)  Whenever a requested registration pursuant to
Section 2(a) above is for an underwritten offering, only Registrable Securities which are to be included in the underwriting may be included in the registration, and, if the managing underwriter of such offering determines in good faith that the number of Registrable Securities so included which are to be sold by the holders of the Registrable Securities should be limited due to market conditions and/or the necessity of including in such underwriting or registration securities to be sold for the account of the Company, the holders of Registrable Securities to be included in such underwriting and registration shall share pro rata in the number of such Registrable Securities being underwritten and registered for their account, such sharing to be based on the number of all Registrable Securities held by such holders, respectively; provided, that in no event shall the holders of Registrable Securities that requested such registration pursuant to Section 2(a) above have the number of their Registrable Securities to be included in such underwriting and registration reduced or limited (including pursuant to Section 3 hereof) until the number of securities whose holders have a contractual, incidental "piggy back" right to include such securities in the registration statement as to which inclusion has been requested pursuant to such right have been reduced to zero (0). Notwithstanding the foregoing, in the event that the underwriter or underwriters cut back the number of Registrable Securities required to be included by the Holders in such demand registration by more than 20%, then such registration will not be deemed to be a demand registration for purposes of this Section
2. Whenever a requested registration pursuant to Section 2(a) above is for an underwritten public offering, the Company, subject to the approval of the holders of a majority of the Registrable Securities to be sold in such offering (which approval will not be unreasonably withheld or delayed), may designate the managing underwriter(s) of such offering. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) to become effective less than ninety (90) days after the effective date of any registration required pursuant to this Section 2.

          (c) If at the time of any request to register Registrable Securities pursuant to Section 2(a) above the Company is preparing or within thirty (30) days thereafter commences to prepare a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, or is engaged in any activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of four (4) months from the effective date of such offering or the date of commencement of such other activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two (2) year period. Nothing in this Section 2(c) shall preclude a holder of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 3 hereof.

     3. Piggyback Registration. If the Company, at any time proposes to register any of its securities under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) for sale to the public (except with respect to registration statements on Form S-4 or S-

8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to all holders of the outstanding Registrable Securities, including each holder who has the right to acquire Registrable Securities, of its intention to do so. Upon the written request of any of such holders of the Registrable Securities given within twenty (20) days after receipt by such holder of such notice, the Company will, subject to the limits contained in this Section 3, use its best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such holder of the Registrable Securities so registered; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by Persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including holders of shares of Registrable Securities) pursuant to a contractual, incidental "piggy back" right to include such securities in a registration statement to a number deemed satisfactory by such managing underwriter; provided, further, that no reduction shall be made in the amount of Registrable Securities offered for the accounts of the holders of Registrable Securities unless such reduction is imposed pro rata with respect to (i) all securities whose holders have a contractual, incidental "piggy back" right to include such securities in the registration statement as to which inclusion has been requested pursuant to such right and (ii) any executive officer of the Company; and provided, further, that there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any holder thereof, other than any executive officer of the Company, not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinated and junior to the rights of the holders of Registrable Securities. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Registrable Securities.

     4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

          (i)  prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that notwithstanding any other provision of this Agreement, the Company shall not in any event be required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of six (6) months;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

          (iii) furnish to each seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;

          (iv) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed which shall be subject to the reasonable review of such counsel;

          (vi) furnish to each prospective seller a signed counterpart, addressed to the prospective seller, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities, subject to any requirement by the accountants for representation letters from the selling holders of Registrable Securities; and

          (vii)     use its best efforts to list the Registrable
Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

     5. Expenses. All expenses incurred in effecting the registrations provided for in Sections 2, 3 and 12, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and fees of one counsel for all of the selling holders of Registrable Securities (up to $25,000 per registration), underwriting expenses (other than fees, commissions, discounts and transfer taxes relating to the Registrable Securities), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4(iv) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company; provided, that if an offering pursuant to any registration commenced pursuant to Section 2 above is abandoned by the selling shareholders (other than by reason of adverse information pertaining to the Company's business affairs or financial position or the underwriters cut back the number of Registrable Securities by more than 20% in a demand registration as provided in Section 2), as opposed to stock market conditions, unknown to the sellers prior to the commencement of such registration proceedings, in which event the Company shall bear all Registration Expenses), such selling shareholders shall bear pro rata any costs incurred by the Company in conjunction with such registration. In either event, the number of registrations to which the holders of Registrable Securities are entitled pursuant to Section 2 shall not be reduced thereby.

     6. Termination of Registration Rights. All registration rights granted under this Agreement shall terminate and be of no further force and effect five (5) years after the date the Warrant becomes exercisable . In addition, a Holder's registration rights shall expire if (i) such Holder (together with its affiliates and other Holders) holds less than 1% of the Company's outstanding Common Stock (treating all shares of convertible securities on an as converted basis) or (ii) all Registrable Securities held by and issued to such Holder may be sold under Rule 144 during any ninety (90) day period.

     7. Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 or 3 that the selling holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     8. Indemnification. (a) The Company shall indemnify and hold harmless the seller of such securities, each underwriter (as defined in the Securities Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively the "Company - Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Company - Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 8(d), the Company shall reimburse each such Company - Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Company - Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein; and provided further, that the Company shall not be required to indemnify any

Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Company - Indemnified Person and shall survive transfer of such securities by such seller.

          (b) Each holder of any Registrable Securities shall, by acceptance thereof, indemnify and hold harmless each other holder of any Registrable Securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively the "Holder - Indemnified Person"), against any liability, joint or several, to which any such Holder - Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon
(i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such holder specifically for use therein. Such holder shall reimburse any Holder - Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such holder's obligation's hereunder shall be limited to an amount equal to the net proceeds to such holder of the Registrable Securities sold in any such registration; and provided further, that no holder of Registrable Securities shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

          (c) Indemnification similar to that specified in Sections 8(a) and (b) above shall be given by the Company and each holder of any Registrable Securities (with such modifications as may be appropriate) with respect to any required registration or other qualification of the Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

          (d) In the event the Company, any holder or any other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 8(a), (b) or (c) above, the Person claiming indemnification under such paragraphs (the "indemnified Person") shall promptly notify the Person against whom indemnification is sought (the "indemnifying Person") of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the indemnifying Person, provided, however, that an indemnified Person shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying Person, if (a) the indemnifying Person fails promptly to defend or (b) representation of such indemnified Person by the counsel retained by the indemnifying Person would be inappropriate due to actual or reasonably likely differing interests between such indemnified Person and any other party presented by such counsel in such proceeding. In no event shall an indemnifying Person be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent.


       9. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company shall:

          (a) Make and keep public information available, as those terms and understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request:
     a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.


     10. Consent to be Bound. Each subsequent holder of Warrants or Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     11. Amendments. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Registrable Securities.

     12. Form S-3. The Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 under the Securities Act. The holders of the Registrable Securities shall have the right to request any number of registrations on Form S-3, but not more than one (1) registration on Form S-3 in any six-month period (such requests shall be in writing and shall state the number of shares of Registrable Securities desired to be registered). The Company shall not be required to effect a registration pursuant to this Section 12 if, in the good faith judgment of the Company, such registration will hinder or interfere with a concurrent or proposed security issuance of, or acquisition by, the Company or if the holder or holders requesting registration propose to dispose of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of less than $500,000. This Section shall not be interpreted to restrict the Company from acquiring its own shares or to require the Company to sell its own shares. The Company shall give notice to all holders of the Registrable Securities of the receipt of a request for registration pursuant to this Section 12 and shall provide a reasonable opportunity for other holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts, in each case, to effect promptly the registration of all shares of the Registrable Securities on Form S-3 to the extent requested by the holder or holders thereof for purposes of disposition.

     13.  Assignability of Registration Rights.  Subject to
Section 10 hereof, the registration rights set forth in this Agreement are assignable to each assignee as to each Warrant or each share of Registrable Securities conveyed in accordance herewith who agrees in writing to be bound by the terms and conditions of this Agreement. The term "seller" as used in this Agreement refers to a holder of the Registrable Securities selling such shares.

     14. Rights Which May Be Granted to Subsequent Investors. The Company shall not grant subsequent registration rights to third parties superior to the registration rights granted pursuant to this Agreement so long as any of the registration rights under this Agreement remain in effect.

     15. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     16.  Representations and Warranties of the Company.  The
Company represents and warrants to the Holders as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requi site corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.


     17.  Miscellaneous.

          (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at its address provided in the Credit Agreement (if to any holder of Warrants or Registrable Securities who is not a party to the Credit Agreement, at such holder's address for notice as set forth in the books and records of the Company), or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) three (3) days after being deposited in the mails or (ii) one (1) day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire.

          (c) This Agreement may be executed in two or more coun terparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                  WPI GROUP, INC.


                                   By:/s/John W. Powers
--------------------                  ----------------------
Witness                               John W. Powers
                                      Vice President/Chief
                                      Financial Officer

                                   LENDERS:
                                   FLEET BANK-NH


                                   By:/s/Mark L. Young
--------------------                  ----------------------
Witness                               Mark L. Young
                                      Senior Vice President

                                   BANK OF NEW HAMPSHIRE


                                   By:/s/David D. McGraw
--------------------                  ---------------------
Witness                               David D. McGraw
                                      Vice President

                                   SOVEREIGN BANK


                                   By:/s/Stephn P. Kanarian
---------------------                 ----------------------
Witness                               Stephen P. Kanarian
                                      Senior Vice President

                                   FSC CORP., as Assignee of
                                   BankBoston, N.A.

                                   By:/s/Mary J. Reilly
-----------------------               -----------------------
Witness                               Mary J. Reilly


                                   KEY CORPORATE CAPITAL INC.


                                   By:/s/Alexander Strazzella
-----------------------               ------------------------
Witness                               Alexander Strazzella
                                      Vice President

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